Exhibit 10.8

CHARLOTTE 3 PARK MHP LLC, as mortgagor
(Borrower)

to

PACIFIC CURRENT PARTNERS, LLC, as mortgagee
(Lender)

______________________________________________________

MORTGAGE AND SECURITY AGREEMENT
_____________________________________________________

Dated:	As of December 21, 2021

County:	York County, South Carolina

PREPARED BY AND UPON
RECORDATION RETURN TO:

Winstead PC
201 North Tryon Street
Suite 2000
Charlotte, North Carolina 28202
Attention: Sayer Nixon, Esq.

21478-3715/Pacific Current Partners – NC & SC MHC Financing

THIS MORTGAGE AND SECURITY AGREEMENT (this “Security Instrument”) is made as of the 21st day of December, 2021, by CHARLOTTE 3 PARK MHP LLC, a North Carolina limited liability company, having an address at 136 Main Street, Pineville, North Carolina 28134, as mortgagor (“Borrower”) to PACIFIC CURRENT PARTNERS, LLC, a California limited liability company, having an address at 548 Market Street, Suite 50631, San Francisco, California 94104, as mortgagee (“Lender”).

RECITALS:

This Security Instrument is given to secure a loan (the “Loan”) in the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) made pursuant hereto and evidenced by that certain Promissory Note, dated the date hereof, made by Borrower in favor of Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements, amendments, supplements, severances or modifications thereof being hereinafter referred to as the “Note”).

Borrower desires to secure the payment of the Debt which is all liability and obligations of Borrower to Lender under the Loan and the performance of all of its obligations under the Note and the other Loan Documents (as herein defined).

ARTICLE 1

GRANTS OF SECURITY

Section 1.1 Property Mortgaged. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to and grant a security interest to Lender and its successors and assigns in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

(c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the “Improvements”);

(d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

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(e) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures, inventory and goods), including, but not limited to, the Park Owned Homes, and all other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

(f) Leases and Rents. All leases, subleases, rental agreements and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into and all extensions, amendments and modifications thereto, whether before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the “Leases”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees’ obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, payments in connection with any termination, cancellation or surrender of any Lease, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and/or the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all proceeds from the sale or other disposition of the Leases (the “Rents”) and the right to receive and apply the Rents to the payment of the Debt;

(g) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(h) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

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(i) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(j) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

(k) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(l) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications, guaranties, indemnities and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

(m) Intangibles. All trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(n) Accounts. All accounts, account collateral, reserves, escrows and deposit accounts maintained by Borrower with respect to the Property and all complete securities, investments, property and financial assets held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(o) Causes of Action. All causes of action and claims (including, without limitation, all causes of action or claims arising in tort, by contract, by fraud or by concealment of material fact) against any Person for damages or injury to the Property or in connection with any transactions financed in whole or in part by the proceeds of the Loan (“Cause of Action”); and

(p) Intentionally Omitted.

(q) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (p) above.

Section 1.2 Assignment of Leases and Rents. Borrower hereby absolutely and unconditionally assigns to Lender Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Loan Documents, Lender grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

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Section 1.3 Security Agreement. This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations, (as herein defined) a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code.

Section 1.4 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5 Pledge of Monies Held. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender as additional security for the Obligations until expended or applied as provided in the Loan Documents.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender and its successors and assigns, forever;

WITH POWER OF SALE TO SECURE payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument.

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations (as herein defined) as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein, and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

ARTICLE 2

DEBT AND OBLIGATIONS SECURED

Section 2.1 Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

Section 2.2 Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the “Other Obligations”):

(a) the performance of all other obligations of Borrower contained herein;

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(b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any renewals, extensions, substitutions, replacements, amendments, modifications and changes thereto; and

(c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the other Loan Documents.

Section 2.3 Debt and Other Obligations. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the “Obligations.”

ARTICLE 3

BORROWER COVENANTS

Borrower covenants and agrees that:

Section 3.1 Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

Section 3.2 Incorporation by Reference. All the covenants, conditions and agreements contained in the Note and all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

Section 3.3 Payment For Labor and Materials. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

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Section 3.4 Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of the other Loan Documents and any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing the Obligations and any amendments, modifications or changes thereto.

ARTICLE 4

OBLIGATIONS AND RELIANCES

Section 4.1 Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

Section 4.2 No Reliance on Lender. The general partners, officers, shareholders, members, principals and/or other beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property.

Section 4.3 No Lender Obligations. (a) Notwithstanding the provisions of Subsections 1.1(f) and (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

(b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the other Loan Documents, including without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

Section 4.4 Reliance. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the other Loan Documents, (i) Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in the Loan Documents without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; (ii) that such reliance existed on the part of Lender prior to the date hereof; (iii) that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the other Loan Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in the Loan Documents.

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ARTICLE 5

FURTHER ASSURANCES

Section 5.1 Recording of Security Instrument, etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, the other Loan Documents, or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2 Further Acts, etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the Property and rights hereby deeded, mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements, and Borrower hereby authorizes Lender to execute any of the foregoing in the name of Borrower or without the signature of Borrower to the extent that Lender may lawfully do so. Borrower hereby authorizes Lender to file in the appropriate filing or recording offices, with or without the signature of Borrower, one or more financing statements (including any amendment or continuation thereof), chattel mortgages or other instruments to establish, maintain, or evidence more effectively the validity, perfection or priority of the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2.

Section 5.3 Changes in Tax, Debt Credit and Documentary Stamp Laws.

(a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option, exercisable by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable, without prepayment penalty or premium.

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(b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, exercisable by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable, without prepayment penalty or premium.

(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

Section 5.4 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Documents, Borrower will issue, in lieu thereof, a replacement Note or other Loan Documents, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Documents in the same principal amount thereof and otherwise of like tenor.

Section 5.5 Performance at Borrower’s Expense. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an “Event”). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement for the expenses of in-house staff or otherwise.

Section 5.6 Legal Fees for Enforcement. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with the preparation of the Note, this Security Instrument and the other Loan Documents and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys’ fees, incurred or paid by Lender in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property (including commencing any foreclosure action), whether or not any legal proceeding is commenced hereunder or thereunder, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

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Section 5.7 Splitting of Mortgage. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of the Note, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

ARTICLE 6

DUE ON SALE/ENCUMBRANCE

Section 6.1 Lender Reliance. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

Section 6.2 No Sale/Encumbrance. Neither Borrower nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred.

ARTICLE 7

intentionally omitted

ARTICLE 8

RIGHTS AND REMEDIES

Section 8.1 Remedies. During an Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a) declare the entire unpaid Debt to be immediately due and payable;

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(b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

(d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in one or more parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, or in the other Loan Documents;

(f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

(h) the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct business thereon; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

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(i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of any Property (including, without limitation, the Personal Property) or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Property (including without limitation, the Personal Property), and (ii) request Borrower at its expense to assemble the Property, including without limitation, the Personal Property, and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Property, including without limitation, the Personal Property, sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

(j) apply any sums then deposited in the Accounts and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument, the Loan Agreement, or any other Loan Documents to the payment of the following items in any order in its sole discretion:

(i) Taxes and Other Charges;

(ii) Insurance Premiums;

(iii) interest on the unpaid principal balance of the Note;

(iv) amortization (if any) of the unpaid principal balance of the Note; or

(v) all other sums payable pursuant to the Note, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

(k) surrender the Policies, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

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(l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion;

(m) foreclose by power of sale or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 8.2 or to any deficiency under this Security Instrument;

(n) exercise all rights and remedies under any Causes of Action, whether before or after any sale of the Property by foreclosure, power of sale, or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 8.2 or to any deficiency under this Security Instrument; or

(o) pursue such other remedies as Lender may have under applicable law.

In the event of a sale, by foreclosure, power of sale (if permitted under applicable law), or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 8.2 Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument, or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 8.3 Right to Cure Defaults. During any Event of Default Lender may, but without any obligation to do so and without notice to or demand on Borrower (unless required by applicable law) and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt. The cost and expense of any cure hereunder (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided below, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default shall bear interest at the Default Rate for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender and shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 8.4 Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and, after the occurrence and during the continuance of an Event of Default, to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 8.5 Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for an Event of Default existing at the time such earlier action was commenced.

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Section 8.6 Other Rights, etc. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower or any Guarantor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to the Property or any other Property not in Lender’s possession.

(c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 8.7 Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

Section 8.8 Violation of Laws. If the Property is not in compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

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Section 8.9 Right of Entry. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

Section 8.10 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, and the performance and discharge of the Obligations.

Section 8.11 Recourse and Choice of Remedies. Notwithstanding any other provision of this Security Instrument, Lender and other Indemnified Parties are entitled to enforce the obligations of Borrower contained in the Loan Documents without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower. Borrower is fully and personally liable for the obligations pursuant to the Loan Documents. The liability of Borrower is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions.

ARTICLE 9

WAIVERS

Section 9.1 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the other Loan Documents, or the Obligations.

Section 9.2 Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Legal Requirements.

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Section 9.3 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except (a) with respect to matters for which this Security Instrument or any other Loan Document, specifically and expressly provides for the giving of notice by Lender to Borrower, and (b) with respect to matters for which Lender is required by any applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

Section 9.4 Waiver of Statute of Limitations. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

ARTICLE 10

INTENTIONALLY OMITTED

ARTICLE 11

APPLICABLE LAW

Section 11.1 Governing Law. THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT WITH RESPECT TO MATTERS REGARDING THE REAL ESTATE AND SECURITY INTERESTS AND RIGHTS AND REMEDIES THEREIN WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA.

ARTICLE 12

DEFINITIONS

Section 12.1 General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Note,” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “legal fees”, “attorneys’ fees” and “counsel fees” shall include any and all reasonable attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, reasonable fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

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Section 12.2 Headings, etc. The headings and captions of various Articles and Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

ARTICLE 13

MISCELLANEOUS PROVISIONS

Section 13.1 No Oral Change. This Security Instrument and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 13.2 Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

Section 13.3 Inapplicable Provisions. If any term, covenant or condition of this Security Instrument or any other Loan Document, is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument or the other Loan Documents, as the case may be, shall be construed without such provision.

Section 13.4 Duplicate Originals; Counterparts. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

Section 13.5 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

ARTICLE 14

CROSS-COLLATERALIZATION

Section 14.1 Cross-Collateralization. Borrower acknowledges that the Debt is secured by this Security Instrument together with those additional Security Instruments given by Borrower and/or certain Affiliates of Borrower to Lender, together with their respective Assignments of Leases and other Loan Documents securing or evidencing the Debt, and encumbering the other Individual Properties, all as more specifically set forth in the Loan Agreement. Upon the occurrence of an Event of Default, Lender shall have the right to institute a proceeding or proceedings for the total or partial foreclosure of this Security Instrument and any or all of the other Security Instruments whether by court action, power of sale or otherwise, under any applicable provision of law, for all of the Debt or the portion of the Debt allocated to the Property, and the lien and the security interest created by the other Security Instruments shall continue in full force and effect without loss of priority as a lien and security interest securing the payment of that portion of the Debt then due and payable but still outstanding. Borrower acknowledges and agrees that the Property and the other Individual Properties are located in one or more States and counties, and therefore Lender shall be permitted to enforce payment of the Debt and the performance of any term, covenant or condition of the Note, this Security Instrument, the Loan Documents or the other Security Instruments and exercise any and all rights and remedies under the Note, this Security Instrument, the other Loan Documents or the other Security Instruments, or as provided by law or at equity, by one or more proceedings, whether contemporaneous, consecutive or both, to be determined by Lender, in its sole discretion, in any one or more of the States or counties in which the Property or any other Individual Property is located. Neither the acceptance of this Security Instrument, the other Loan Documents or the other Security Instruments nor the enforcement thereof in any one State or county, whether by court action, foreclosure, power of sale or otherwise, shall prejudice or in any way limit or preclude enforcement by court action, foreclosure, power of sale or otherwise, of the Note, this Security Instrument, the other Loan Documents, or any other Security Instruments through one or more additional proceedings in that State or county or in any other State or county. Any and all sums received by Lender under the Note, this Security Instrument, and the other Loan Documents shall be applied to the Debt in such order and priority as Lender shall determine, in its sole discretion, without regard to the Allocated Loan Amount for the Property or any other Individual Property or the appraised value of the Property or any Individual Property.

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ARTICLE 15

STATE SPECIFIC PROVISIONS

Section 15.1 Inconsistencies. In the event of any inconsistencies between the terms and conditions of this Article 15 and the other provisions of this Security Instrument, the terms and conditions of this Article 15 shall control and be binding.

Section 15.2 This Security Instrument shall secure any future advances, with interest thereon at the rate then applicable to principal under the Note, made by Lender to or for the benefit of Borrower in accordance with Section 29-3-50, Code of Laws of South Carolina 1976, as amended, whether obligatory or not, to the same extent as though such future advances were made at the execution of the Note and this Security Instrument. The total amount of the Debt secured by this Security Instrument may be increased or decreased from time to time, but the total unpaid balance so secured at any one time, including interest thereon, attorneys’ fees, court costs and any disbursements made under the Loan Documents for the payment of taxes or impositions, insurance or otherwise, with interest at the Default Rate on such disbursements, shall not exceed two hundred percent (200%) of the face amount of the Note. TO THE EXTENT PROVIDED IN THE LOAN DOCUMENTS, INTEREST OR DISCOUNT WILL BE DEFERRED, ACCRUED OR CAPITALIZED. It is the intent of the parties that all of such Debt shall (i) be equally and automatically secured hereby; (ii) regardless of the date advanced, have the same priority as any portion thereof advanced as of the date of this Security Instrument; (iii) be subject to all of the terms, provisions and conditions of this Security Instrument and the other Loan Documents, whether or not any portion thereof is evidenced by other promissory notes of Borrower and without the necessity of any such note or other evidence of indebtedness identifying such additional loan or future advance as part of the Debt. Nothing herein contained shall imply any obligation on the part of the Lender to make any such additional loan(s) or future advance(s).

Section 15.3 Limitations Based Upon Applicable Law. The parties intend that the provisions in this Security Instrument granting remedies or benefits of waivers, self-help or other similar provisions shall be construed and limited to the extent permitted under applicable law.

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Specific Waiver of Statutory Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may, within thirty (30) days after the sale of the mortgaged property, apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, 1976, as amended, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed under seal by Borrower the day and year first above written.

BORROWER:

Signed, Sealed and Delivered		CHARLOTTE 3 PARK MHP LLC,
In the Presence Of:		a North Carolina limited liability company

WITNESSES:		By:	/s/ Michael Anise		(SEAL)
			Name:	Michael Anise
			Title:	President
/s/ Adam Martin
Name:	Adam Martin

/s/ Daniel Salcedo
Name:	Daniel Salcedo

ACKNOWLEDGMENT

STATE OF NORTH CAROLINA	)
) : ss.
COUNTY OF MECKLENBURG	)

The foregoing instrument was acknowledged before me this ___16 day of __Dec__, 2021 by MICHAEL ANISE, President of CHARLOTTE 3 PARK MHP LLC, a North Carolina limited liability company, on behalf of said limited liability company.

[ S E A L ]	/s/ Janalyn M. Bailey
Notary Public, State of North Carolina

My Commission Expires:

Janalyn M. Bailey
03/25/2024	Printed Name of Notary Public

MORTGAGE AND SECURITY AGREEMENT Signature/Witness/Acknowledgment Page

21478-3715/Pacific Current Partners – NC & SC MHC Financing

EXHIBIT A

(Description of Land)

TRACT 1

Section 15.4 A TRACT OF LAND SITUATED IN YORK COUNTY, SOUTH CAROLINA, CITY OF YORK; SAID TRACT BEING THE SAME AS THAT RECORDED IN PLAT BOOK 34, PAGE 21, R.M.C. OFFICE OF AFORESAID COUNTY AND STATE; SAID TRACT BEING MORE PRACTICALLY DESCRIBED BY THE FOLLOWING METES AND BOUNDS, THE BEARINGS OF WHICH ARE BASED ON SOUTH CAROLINA GRID:

COMMENCE AT A 1/2-INCH REBAR AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF HALL STREET (VARIABLE RIGHT-OF-WAY) WITH THE NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET (VARIABLE RIGHT-OF-WAY); THENCE S62°36’52“W ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET FOR A DISTANCE OF 200.05 FEET TO A l-INCH IRON PIPE AT THE SOUTHWESTERLY CORNER OF LANDS NOW OR FORMERLY OWNED BY TABERNACLE OF PARISE FULL GOSPEL CHURCH (DB 12141 PG 112) AND THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE ALONG SAID RIGHT-OF-WAY S62°34’15“W FOR A DISTANCE OF 321.28 FEET; THENCE ALONG THE EASTERLY & NORTHERLY-WESTERLY BOUNDARY OF LANDS NOW OR FORMERLY OWNED BY ALAN WITHROW TRUSTEE (DB 1003 PG 63); THENCE ALONG SAID WITHROW LANDS FOR THE FOLLOWING COURSES AND DISTANCES: N30°31’45“W FOR A DISTANCE OF 120.00 FEET; S62°34’15“W FOR A DISTANCE OF 150.00 FEET; S30°31’45“E FOR A DISTANCE OF 120.00 FEET TO A IRON ROD; THENCE S27°20’01“E ALONG WESTERLY RIGHT-OF-WAY LINE OF SAID WOOD STREET FOR A DISTANCE OF 39.21 FEET TO 1/2-INCH IRON ROD; THENCE ALONG THE NORTH-NORTHWESTERLY LINES OF LANDS NOW OR FORMERLY OWNED BY LARKIN (DB 12141 PG 252) FOR THE FOLLOWING COURSES AND DISTANCES: S61°02’38“W OR A DISTANCE OF 114.16 FEET TO A l-INCH IRON PIPE; S25°28’42“E FOR A DISTANCE OF 108.74 FEET TO A 1-INCH IRON PIPE; THENCE S58°18’00“W ALONG THE NORTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY SAID LARKIN AND COCHRAN (DB 15878 PG 63) FOR A DISTANCE OF 179.33 FEET; THENCE S54°14’00“W ALONG THE NORTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY ROOT (DB 16614 PG 365) FOR A DISTANCE OF 126.72 FEET TO A l-INCH IRON PIPE IN THE CENTER OF AND OLD RAILROAD BED PRESENTLY KNOWN AS THE CAROLINA & NORTHWESTERN RAIL TRAIL; THENCE ALONG SAID RAILROAD BED FOR THE FOLLOWING COURSES AND DISTANCES: N05°49’03“W FOR A DISTANCE OF 337.84 FEET; N02°32’19“W FOR A DISTANCE OF 307.26 FEET; N03°51’48“W FOR A DISTANCE OF 73.17 FEET TO A 1/2-INCH IRON ROD; NORTHERLY 401.03 FEET ALONG A,CURVE TO THE RIGHT, CONCAVE TO THE EAST, HAVING A CENTRAL ANGLE OF 18°32’49”, A RADIUS OF 1238.87 FEET, AND A CHORD BEARING AND DISTANCE OF N02°55’03“E AND 399.28 FEET TO AN IRON ROD WITH AEI CAP ON THE SOUTHERLY RIGHT-OF-WAY LINE OF N. CONGRESS STREET (VARIABLE RIGHT-OF-WAY); THENCE ALONG THE WESTERLY-SOUTHERLY LINES OF LANDS NOW OR FORMERLY OWNED BY NORMAN (DB 15601 PG 217) FOR THE FOLLOWING COURSES AND DISTANCES: S48°17’49“E FOR A DISTANCE OF 58.32 FEET TO 3/4-INCH IRON PIPE; S43°09’44“E FOR A DISTANCE OF 350.27 FEET TO A 5/8-INCH IRON ROD; N47°17’03“E FOR A DISTANCE OF 162.98 FEET TO A 5/8 INCH REBAR; THENCE N52°45’29“E ALONG THE SOUTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY KURTH (DB 15864 PG 294), ROBINSON (DB 1311 PG 11), AND MCDOWELL (DB 16232 PG 312) FOR A DISTANCE OF 329.18 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF SAID HALL STREET; THENCE S29°40’38“E ALONG SAID HALL STREET RIGHT-OF-WAY LINE FOR A DISTANCE OF 330.33 FEET TO A 1/2·INCH IRON ROD; THENCE ALONG THE NORTHERLY-WESTERLY BOUNDARY OF SAID TABERNACLE CHURCH LANDS FOR THE FOLLOWING COURSE AND DISTANCES: S62“06’38“W FOR A DISTANCE OF 202.35 FEET TO A 2-INCH IRON PIPE; S27°37’52“E FOR A DISTANCE OF 197.51 FEET TO THE POINT OF BEGINNING OF SAID TRACT.

EXHIBIT A, Description of Land

21478-3715/Pacific Current Partners – NC & SC MHC Financing

SAID TRACT CONTAINING 11.219 ACRES AS DEPICTED ON AN ALTA/NSPS LAND TITLE SURVEY PREPARED BY AEI CONSULTANTS (JOB 408173).

TRACT2

Section 15.5 A TRACT OF LAND SITUATED IN YORK COUNTY, SOUTH CAROLINA, CITY OF YORK; SAID TRACT BEING THE SAME AS THAT RECORDED IN PLAT BOOK 34, PAGE 21, R.M.C. OFFICE OF AFORESAID COUNTY AND STATE; SAID TRACT BEING MORE PRACTICALLY DESCRIBED BY THE FOLLOWING METES AND BOUNDS, THE BEARINGS OF WHICH ARE BASED ON SOUTH CAROLINA GRID:

COMMENCE AT A 1/2-INCH REBAR AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF HALL STREET (VARIABLE RIGHT-OF-WAY) WITH THE NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET (VARIABLE RIGHT-OF-WAY); THENCE ALONG THE NORTH-NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID WOOD STREET FOR THE FOLLOWING COURSES AND DISTANCES: S62°36’52“W ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET FOR A DISTANCE OF 200.05 FEET TO A 1-INCH IRON PIPE AT THE SOUTHWESTERLY CORNER OF LANDS NOW OR FORMERLY OWNED BY TABERNACLE OF PARISE FULL GOSPEL CHURCH (DB 12141 PG 112); S62°34’15“W FOR A DISTANCE OF 321.28 FEET TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE ALONG SAID RIGHT-OF-WAY S62°34’15“W FOR A DISTANCE OF 150.00 FEET TO A 1/2-INCH ROD; THENCE ALONG THE EASTERLYSOUTHERLY-WESTERLY BOUNDARY OF LANDS NOW OR FORMERLY OWNED BY MEADOWBROOK MHP (DB 913 PG 208) FOR THE FOLLOWING COURSES AND DISTANCES: N30°31’45“W FOR A DISTANCE OF 120.00 FEET; N62°34’15“E FOR A DISTANCE OF 150.00 FEET; S30°31’45“E FOR DISTANCE OF 120.00 FEET TO THE POINT OF BEGINNING OF SAID TRACT.

SAID TRACT CONTAINING 0.413 ACRES AS DEPICTED ON AN ALTA/NSPS LAND TITLE SURVEY PREPARED BY AEI CONSULTANTS (JOB 408173).

EXHIBIT A, Description of Land

21478-3715/Pacific Current Partners – NC & SC MHC Financing